UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2011

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-118873	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 18, 2011, MHI Hospitality Corporation (“MHI” or the “Company”) (i) sold 25,000 shares of the Company’s Series A Cumulative Redeemable Preferred Stock and a warrant to purchase 1,900,000 shares of the Company’s common stock for a purchase price of $25.0 million; (ii) entered into a bridge loan facility pursuant to which the Company has the right to borrow up to $10,000,000; and (iii) prepaid a portion of the outstanding balance of its existing credit facility, extended the maturity date of the credit facility to 2014 and modified certain provisions of the Credit Agreement (as defined below). These transactions are described in greater detail below.

Securities Purchase Agreement

On April 18, 2011, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Essex Illiquid, LLC and Richmond Hill Capital Partners, LP (collectively, the “Investors”), under which the Company issued and sold to the Investors in a private placement 25,000 shares of the Company’s Series A Cumulative Redeemable Preferred Stock (the “Preferred Stock”), and a warrant (the “Warrant”) to purchase 1,900,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for a purchase price of $25.0 million (the “Equity Transaction”). The Investors also are affiliates of the Lender (as defined below).

A copy of the Purchase Agreement is attached to this current report on Form 8-K as Exhibit 10.36 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Purchase Agreement and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Purchase Agreement.

Preferred Stock

The Company has designated a class of preferred stock, consisting of 27,650 shares with $0.01 par value per share, having a liquidation preference of $1,000.00 per share (the “Series A Cumulative Redeemable Preferred Stock”) pursuant to the Articles Supplementary (the “Articles Supplementary”), which sets forth the preferences, rights and restrictions for the Series A Cumulative Redeemable Preferred Stock. The Series A Cumulative Redeemable Preferred Stock is non-voting and non-convertible. The Series A Cumulative Redeemable Preferred Stock has a mandatory redemption date of April 18, 2016 or upon the earlier occurrence of certain triggering events. The holders of the Series A Cumulative Redeemable Preferred Stock have a right to payment of a cumulative dividend payable (i) in cash at an annual rate of 10% and (ii) in additional shares of the Series A Cumulative Redeemable Preferred Stock at an annual rate of 2% of the liquidation preference per share. As set forth in the Articles Supplementary, the holder(s) of the Company’s Series A Cumulative Redeemable Preferred Stock will have the exclusive right, voting separately as a single class, to elect one (1) member of the Company’s board of directors (the “Board”). In addition, under certain circumstances as set forth in the Articles Supplementary, the holder(s) of the Company’s Series A Cumulative Redeemable Preferred Stock will be entitled to appoint a majority of the members of the Board. The holder(s) of the Company’s Series A Cumulative Redeemable Preferred Stock will be entitled to require that the Company redeem the Series A Cumulative Redeemable Preferred Stock under certain circumstances on such terms and at such price as is set forth in the Articles Supplementary.

A copy of the Articles Supplementary is attached to this current report on Form 8-K as Exhibit 3.4 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Articles Supplementary and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Articles Supplementary.

Warrant

The Warrant entitles the holder(s) to purchase up to 1,900,000 shares of the Company’s common stock at an exercise price of $2.25 per share. The Warrant expires on October 18, 2016. Warrant holders will have no voting rights. The exercise price and number of shares of common stock issuable upon exercise of the Warrants are both subject to adjustment in certain cases. The Warrant also contains a cashless exercise right. Under certain circumstances as set forth in the Warrant, the holder of the Warrant will be entitled to participate in certain future securities offerings of the Company.

A copy of the Warrant is attached to this current report on Form 8-K as Exhibit 4.2 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Warrant and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Warrant.

The Preferred Stock and the Warrant have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Preferred Stock and the Warrant to the Investors in reliance on an exemption from registration under Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

On April 18, 2011, the Company completed the issuance and sale of the Preferred Stock and the Warrant.

The Company used the net proceeds from the sale of the Preferred Stock and the Warrant to partially prepay the amounts owed by the Company under the Credit Agreement (as defined below).

Registration Rights Agreement

In connection with the private placement, on April 18, 2011, the Company entered into a Registration Rights Agreement (“Registration Rights Agreement”) with the Investors, pursuant to which the Investors have the right to require the Company, subject to certain limitations, to effect the registration under the Securities Act of all or any portion of the shares of Common Stock held by such Investors (or permitted transferees).

A copy of the Registration Rights Agreement is attached to this current report on Form 8-K as Exhibit 10.37 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Registration Rights Agreement and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Registration Rights Agreement.

Note Agreement

On April 18, 2011, the Company entered into a Note Agreement (the “Note Agreement”) with Essex Equity High Income Joint Investment Vehicle, LLC, as a lender (the “Lender”), pursuant to which the Company has the right to borrow up to $10,000,000 (the “Bridge Financing”). The principal amount borrowed under the Note Agreement will bear interest at the rate of 9.25% per annum, payable quarterly in arrears. The Bridge Financing will mature on the fourth anniversary of the Note Agreement or, if earlier, upon the redemption in full of the Preferred Stock. The Bridge Financing may be prepaid at the Company’s option in whole or in part at any time without penalty. Further, the Company is obligated to make prepayments in the event, and to the extent of the proceeds from, new equity issuances, certain debt incurrences and sales of assets which do not secure the Company’s obligations under the Credit Agreement (as defined below) and to repay the Bridge Financing in full following certain trigger events which also give rise to an obligation to redeem the outstanding shares of Preferred Stock. The Note Agreement provides for certain future securities pledges and/or asset liens to be granted from time to time to the Lender to secure the Bridge Financing, under the circumstances and upon the conditions set forth in the Note Agreement. The Company intends to use the net proceeds from the Bridge Financing to (i) provide equity financing for purposes of facilitating the refinancing of the mortgage on the Crowne Plaza Jacksonville Riverfront Property; (ii) pay its transaction fees and expenses in respect of the Financing and the transactions contemplated by the Note Agreement; and (iii) finance ongoing working capital and general corporate needs of the Company.

A copy of the Note Agreement is attached to this current report on Form 8-K as Exhibit 10.38 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Note Agreement and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Note Agreement.

Sixth Amendment to Credit Agreement

On April 18, 2011, the Company entered into a Sixth Amendment to the Credit Agreement dated effective as of April 18, 2011 (the “Sixth Amendment”) with Branch Banking & Trust Company (“BB&T”), as the Administrative Agent and as a lender, all of the other lenders under the Credit Agreement and all of the other borrowers under and guarantors of the Credit Agreement. The Sixth Amendment amends the Credit Agreement dated as of May 8, 2006 among the Company, certain of its subsidiaries, BB&T and the participating lenders (as previously amended, the “Credit Agreement”).

Among other things, the Sixth Amendment: (i) extends the final maturity date of advances under the Credit Agreement to May 8, 2014; (ii) provides that no additional advances may be made and no currently outstanding advances subsequently repaid or prepaid may be reborrowed; (iii) adjusts the release amounts with respect to secured hotel properties; (iv) adjusts the interest rate spread applicable to outstanding balances; and (v) adjusts certain financial covenants including restrictions relating to payment of dividends. In connection with the Sixth Amendment, the Company prepaid $22.7 million of the outstanding balance on its existing credit facility.

In connection with the Sixth Amendment, the Lender under the Note Agreement and the lenders under the Credit Agreement have entered into an intercreditor agreement.

A copy of the Sixth Amendment is attached to this current report on Form 8-K as Exhibit 10.39 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Sixth Amendment and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Sixth Amendment.

Amendment to the Limited Partnership Agreement

On April 18, 2011, the Company, in its capacity as general partner of MHI Hospitality, L.P. (the “Partnership”), entered into amendment No. 1 (the “Partnership Amendment”) to the Partnership Agreement (as defined below). The Partnership Amendment amends the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 21, 2004 (the “Partnership Agreement”). The Partnership Amendment amends the Partnership Agreement to (i) replace references to the American Stock Exchange with the NASDAQ Stock Market; and (ii) mirror the capital structure of the Company to reflect the issuance by the Company of the Preferred Stock and Warrant.

A copy of the Partnership Amendment is attached to this current report on Form 8-K as Exhibit 3.6 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Partnership Amendment and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Partnership Amendment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The filing of the Articles Supplementary and the issuance of the Preferred Stock affects the holders of the Company’s common stock to the extent provided for in the Articles Supplementary, which was filed as an amendment to the Company’s articles of incorporation with the Maryland Department of Assessments and Taxation on April 18, 2011. The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 1, 2011, the Board of the Company adopted the Amended and Restated Bylaws, which became effective on April 18, 2011 (the “Amended and Restated Bylaws”), (i) to give full effect to the rights of the holder(s) under the Series A Cumulative Redeemable Preferred Stock with respect to the appointment of the members of the Board and (ii) to replace all references of “AMEX” with “NASDAQ.”

A copy of the Amended and Restated Bylaws is attached to this current report on Form 8-K as Exhibit 3.5 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Amended and Restated Bylaws is not intended to be complete, and it is qualified in its entirety by the complete text of the Amended and Restated Bylaws.

Additional disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 18, 2011, the Company announced the Equity Transaction, the Bridge Financing and the Sixth Amendment (collectively, the “Financing”). A copy of the press release announcing the Financing is included as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.

The information contained in this Form 8-K, including the exhibits attached hereto, are provided pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a) Exhibits

3.4	Articles Supplementary of MHI Hospitality Corporation.

3.5	Amended and Restated Bylaws of MHI Hospitality Corporation.

3.6	Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the MHI Hospitality, L.P.

4.2	Warrant, dated as of April 18, 2011, by and between the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.36	Securities Purchase Agreement dated as of April 18, 2011, by and between the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.37	Registration Rights Agreement, dated April 18, 2011, by and between the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.38	Note Agreement, dated as of April 18, 2011, by and between the Company and Essex Equity High Income Joint Investment Vehicle, LLC.

10.39	Sixth Amendment to Credit Agreement, dated as of April 18, 2011.

99.1	Press Release of MHI Hospitality Corporation, dated April 18, 2011, announcing the Financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2011

MHI HOSPITALITY CORPORATION

By:	/s/ David R. Folsom
David R. Folsom President and Chief Operating Officer

Exhibit List

3.4	Articles Supplementary of MHI Hospitality Corporation.

3.5	Amended and Restated Bylaws of MHI Hospitality Corporation.

3.6	Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the MHI Hospitality, L.P.

4.2	Warrant, dated as of April 18, 2011, by and between the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.36	Securities Purchase Agreement dated as of April 18, 2011, by and between the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.37	Registration Rights Agreement, dated April 18, 2011, by and between the Company, Essex Illiquid, LLC and Richmond Hill Capital Partners, LP.

10.38	Note Agreement, dated as of April 18, 2011, by and between the Company and Essex Equity High Income Joint Investment Vehicle, LLC.

10.39	Sixth Amendment to Credit Agreement, dated as of April 18, 2011.

99.1	Press Release of MHI Hospitality Corporation, dated April 18, 2011, announcing the Financing.